UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2025

AFFILIATED MANAGERS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, West Palm Beach, Florida 33401

(Address of Principal Executive Offices)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	AMG	New York Stock Exchange
5.875% Junior Subordinated Notes due 2059	MGR	New York Stock Exchange
4.750% Junior Subordinated Notes due 2060	MGRB	New York Stock Exchange
4.200% Junior Subordinated Notes due 2061	MGRD	New York Stock Exchange
6.750% Junior Subordinated Notes due 2064	MGRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Affiliated Managers Group, Inc. (the “Company”) was held on May 22, 2025. At that meeting, the stockholders considered and acted upon the following proposals:

1. The Election of Directors. The stockholders elected the following individuals to serve as directors until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each nominee was approved by the stockholders by the affirmative vote of at least 96% of the votes cast. The table below sets forth the voting results for each director:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Karen L. Alvingham	24,735,715	253,587	8,873	1,443,084
Dwight D. Churchill	23,986,996	1,002,451	8,728	1,443,084
Annette Franqui	24,772,382	216,866	8,927	1,443,084
Jay C. Horgen	24,707,782	279,284	11,109	1,443,084
Félix V. Matos Rodríguez	24,612,489	376,838	8,848	1,443,084
Tracy P. Palandjian	24,091,734	892,068	14,373	1,443,084
David C. Ryan	24,588,683	400,725	8,767	1,443,084
Loren M. Starr	24,473,692	515,928	8,555	1,443,084

2. Non-Binding Advisory Vote on Executive Compensation. The stockholders voted to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers by the affirmative vote of 97% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,132,809	854,370	10,996	1,443,084

3. Ratification of the Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. The proposal was approved by the stockholders by the affirmative vote of 93% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
24,521,902	1,909,989	9,368

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: May 22, 2025	By:	/s/ Kavita Padiyar
	Name:	Kavita Padiyar
	Title:	General Counsel and Corporate Secretary

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